Exhibit 10.4
*Confidential Treatment Requested Under
17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
THIRD AMENDMENT TO
OEM AGREEMENT
This Third Amendment to OEM Agreement, (“Amendment”) is made and entered into as of October 26, 2005 (“Amendment Date”), by and between Akorn-Strides, LLC, a Delaware limited liability company, having a principal place of business at 2500 Millbrook Drive, Buffalo Grove, Illinois 60089-4694, United States of America (“A-S”), and Strides Arcolab Limited, a company organized under the laws of India having a principal place of business at Strides House, Bilekahalli, Bannerghatta Road, Bangalore 560 076, India (“Strides”), (each a “Party” and collectively the “Parties”).
RECITALS
     A. A-S and Strides are parties to that certain OEM Agreement dated September 22, 2004 (“Agreement”) and desire to amend the Agreement to revise the ANDA Schedule, pursuant to the terms and conditions of this Amendment.
NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:
1.    Definitions. All capitalized terms used herein shall have the same meanings set forth in the Agreement, unless otherwise defined in this Amendment.
2.    Modification of ANDA Schedule. Exhibit B of the Agreement is deleted in its entirety and replaced with Exhibit B attached hereto and fully incorporated herein (“New ANDA Schedule”). The Parties also hereby acknowledge that the schedule, attached hereto as Attachment 1 was a previously adopted, although unsigned schedule originally intended to supercede the original Exhibit B attached to the Agreement but which itself is being superceded pursuant to this Amendment with the New ANDA Schedule.
3.    Counterparts. This Amendment may be executed in several counterparts that together shall be originals and constitute one and the same instrument.
4.    Effect. Except as modified above, the Agreement shall remain in full force and effect in accordance with its specific terms.
IN WITNESS WHEREOF, the parties hereto, through their duly authorized officers, have executed this Amendment as of the Amendment Date.

Akorn-Strides, LLC		Strides Arcolab Limited

By:	/s/ Arthur S. Przybyl	By:	/s/ Arun Kumar

Name:	Arthur S. Przybyl	Name:	Arun Kumar

Its:	Member Manager	Its:	Executive Vice Chairman & MD

*Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
EXHIBIT B
ANDA SCHEDULE

			Dossier	API Cost	Upgrade	Total Cost of	Status of
Sl. No.	Product Name	STRENGTH	Cost	over 10K	contbn	Dossier	Dossier

1	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

2	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Semi- Exclusive**

3	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

4	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

5	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

6	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

7	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

8	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

9	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

10	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

11	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

12	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

13	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

14	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

15	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

			[...*...]	[...*...]	[...*...]	[...*...]

NOTE:-PRODUCTS CAN BE DROPPED OR SUBSTITUTED BASED ON JOINT DECISION BY AKORN/STRIDES JV
** Notwithstanding the terms of this Agreement to the contrary, the Parties acknowledge that [...*...] only may be sold by Strides in the Territory in the Exclusive Market to one other entity only in addition to A-S.
* CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.

*Confidential Treatment Requested under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
ATTACHMENT 1
SUPERCEDED INTERMEDIATE SCHEDULE

			Dossier	API Cost	Upgrade	Total Cost of	Status of
Sl. No.	Product Name	STRENGTH	Cost	over 10K	contbn	Dossier	Dossier

1	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

2	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Semi-Exclusive**

3	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

4	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

5	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

6	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

7	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

8	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

9	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

10	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

11	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

12	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

13	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

14	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

15	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

16	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

17	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

18	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

19	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

20	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	[...*...]	Exclusive

			[...*...]	[...*...]	[...*...]	[...*...]

NOTE:-PRODUCTS CAN BE DROPPED OR SUBSTITUTED BASED ON JOINT DECISION BY AKORN/STRIDES JV
* CONFIDENTIAL TREATMENT REQUESTED — This language has been omitted and filed separately with the Securities and Exchange Commission.